EXHIBIT 10.26
                                                                       EXHIBIT A

     This Note, and the securities issuable upon the conversion of this Note, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion from counsel to the holder and is satisfied that this Note and the underlying securities may be transferred without registration under the Act.

                                CONVERTIBLE NOTE
                                                        As of September __, 1998
                                                             Palm Beach, Florida
$500,000

     FOR VALUE RECEIVED, ENVIRONMENTAL REMEDIATION HOLDING CORPORATION, a Colorado corporation (the "Company"), hereby promises to pay to the order of TALISMAN CAPITAL OPPORTUNITY FUND LTD., any subsequent holder of this Note (the "Payee"), at16101 LaGrande Drive Suite 100, Little Rock, AR 72211, or at such other place as may be designated by the Payee from time to time by notice to the Company, the principal sum of Five Hundred Thousand Dollars ($500,000), together with simple interest from the date hereof (the "Issuance Date") on the unpaid principal amount at an annual rate equal to twenty percent (20.0%) per annum. Such principal and interest shall be paid in accordance with the terms of
Section 1 below, in cash, or by wire transfer to such account as the Payee shall direct, in immediately available funds and in lawful currency of the United States of America.

1.       PAYMENTS.

     (a) Unless previously fully converted into Common Stock of the Company as herein provided, the unpaid principal amount of this Note shall be payable to the Payee in cash on September __, 2000 (collectively the "Maturity Date").

     (b) Interest on the unpaid principal balance of this Note at the rate of twenty percent (20.0%) per annum shall accrue from the date hereof and shall be payable to the Payee in cash as set forth in Section 1(c) hereof in arrears and such interest may, at the election of the Payee, be payable in shares of Common Stock of the Company, the number of which shall be equal to the product of such interest payment divided by the Conversion Price, as defined herein, with the overage, if any, payable in cash.

     (c) Commencing of the first anniversary of the issuance date, the remaining principal amount of this Note plus all accrued and unpaid interest and fees, if any, shall automatically and without further action on the part of the holder, be payable in twelve (12) monthly installments commencing with a first payment on November __, 1999 with the final payment due on the Maturity Date.

     (d) In the event that any payment of principal and/or interest hereunder becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close, then the maturity thereof shall be extended to the next succeeding "Business Day" (defined as any days on which national banks in the United States are open for business); and during any such extension, interest on principal amounts payable shall accrue and be payable at the applicable rate.

2.     RANKING OF NOTE.

     Subject at all time to the subordination provisions set forth in Section 9 hereof, this Note shall constitute senior securities of the Company and shall rank pari passu with all other indebtedness for money borrowed by the Company and senior to any other indebtedness for money borrowed by the Company which, by its terms shall be made expressly subject and subordinated to this Note.

3.     PREPAYMENT OF NOTE.

     (a) At any time prior to the first anniversary of this Note, the Company, at its option, may prepay all or any portion of the remaining principal plus an amount equal to twenty percent (20%) of the portion so paid.

4.     CONVERSION.

Subject at all times to the  Company's  right to prepay the Notes as provided in
Section 3 hereof, the holder of the Note shall have the following conversion rights (the "Conversion Rights"):

     (a) Voluntary Conversion. Commencing on the first anniversary of the issuance date, the holder of this Note may elect to convert up to one hundred (100%) percent of the original principal amount of this Note and any accrued but unpaid interest, into shares of Common Stock of the Company, by written notice given to the Company in accordance with the provisions of Section 4(g) hereof (the "Conversion Notice"). In no event may the holder of this Note effect a conversion of less than $10,000 principal amount of this Note. Such right of Voluntary Conversion shall be effected by the surrender of this Note to the Company for conversion at any time during normal business hours at the office of the Company, accompanied (i) by the Conversion Notice, (ii) if so required by the Company, by instruments of transfer, in a form satisfactory to the Company, duly executed by the registered holder or by his duly authorized attorney and
(iii) transfer tax stamps or funds therefore, if required pursuant to Section 4(f) herein.

     (b) Conversion Price. Subject to adjustment from time to time as provided in Section 4(c) below, the term AConversion Price" shall mean mean the lower of

         (i)      90% of the Market Price (as defined herein); or

         (ii)     $1.00.

     For purposes of this Note, Market Price shall mean the average of the closing bid price according to Bloomberg L.P. ("Bloomberg") over the five (5) trading day period immediately preceding the date of the Conversion Notice.

     (c) Adjustments of Conversion Price. The Conversion Price in effect from time to time shall be, subject to adjustment in accordance with the provisions of this Section 4(c).

     (i) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this
Section 4(c)(i) shall be effective at the close of business on the date the stock split or combination occurs.

     (ii) Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction;

     (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

     (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

     (iii) Adjustments for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 4(c)(iii) with respect to the rights of the holders of the Note.

     (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 4(c)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 4(c)(v)), then, and in each event, an appropriate revision to the Conversion Price shall by made and provisions shall be made (by adjustments of the Conversion Price of otherwise) so that the holder of this Note shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities receivable upon such reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

     (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in
Section 4(c)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 4(c)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon conversion of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4(c)(v) with respect to the rights of the holders of this Note after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 4(c)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

     (vi) Additional Adjustments. If at any time or from time to time after the Issuance Date, the Company shall issue or sell any share of Common Stock, other that shares issued or sold pursuant to a employee or consultant stock option plan or shares issued or sold pursuant to conversion or exercise rights granted prior to the Issuance Date, to any party for a price per share which shall be less than seventy five percent (75%) of the average closing bid price per share of Common Stock as reported on Bloomberg for the five (5) consecutive trading days immediately prior to the time of the issue or sale (the "Trigger Price"), then forthwith upon such issue or sale, the number of shares of Common Stock issuable upon conversion of the Note in effect immediately prior to such issue or sale shall be adjusted by multiplying the number of shares of Common Stock issuable upon conversion of the Note in effect immediately prior to the time of such issue or sale by a fraction:

                  (A) the number of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately after such issue or sale, multiplied by
                           (ii) the Trigger Price; and

                  (B) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Trigger Price, plus (ii) the consideration received by the Company upon such issue or sale.

     (d) No Impediment.  The Company shall not, by amendment of its  Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Note set forth in this Section 4 against impairment.

     (e) Certificate as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Note pursuant to this Section 4, the Company at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish notice to the holder of this Note, a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

The Company shall, upon written request of the holder of this Note, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of such Note. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

     (f) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

     (g) Notices and Delivery of Shares. All notices and other communications hereunder shall be in writing and shall be deemed given (i) on the same date, if delivered personally or by facsimile by not later than 7:00 p.m. New York time (provided, that a copy of such facsimile shall be simultaneously sent to Donald
F. Mintmire, Esq. at (561)659-5371, or (ii) three business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the party in accordance with Section 7 hereof. Not later than five (5) Business Days following receipt of notice of conversion as provided herein (the "Delivery Date"), the Company shall deliver to the holders of this Note, against delivery of this Note surrendered for conversion, certificates evidencing all shares of Common Stock into which this Note shall be converted. In the event the certificates are not delivered within such five (5) Business Days, the Company shall pay to the holder of the Note Liquidated Damages as listed below for each day until the date such certificates are delivered to the holder. Such Liquidated Damages shall be paid within ten (10) Business Days of delivery of the shares or within ten (10) Business Days of the end of each thirty (30) day period.

                                                     Liquidated Damages for each
                                                     $10,000 of Note Principal
No. of Business Days Date                            Amount Being Converted

                  1                                  $100
                  2                                  $200
                  3                                  $300
                  4                                  $400
                  5                                  $500
                  6                                  $600
                  7                                  $700
                  8                                  $800
                  9                                  $900
                  10                                 $1000
                  >10                                $1000 + $200 for each
                                                     Business Day late beyond
                                                     10 days

     (h) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the Conversion Price of one share of the Company's Common Stock on the applicable Conversion Date.

     (i) Reservation of Common Stock. The Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Note, the full number of shares deliverable upon conversion of all the Note from time to time outstanding. The Company shall, from time to time in accordance with the Colorado General Corporations Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to permit the conversion of all of the Note at the time outstanding. In such connection, the Company shall hold a special meeting of stockholders not later than 90 days after any date in which the Company shall have insufficient shares of Common Stock so reserved for the purpose of authorizing additional shares of Common Stock.

     (j) Retirement of Note. Conversion of this Note shall be deemed to have been effected on the applicable Conversion Date. The converting holder shall be deemed to have become a stockholder of record of the Common Stock on the applicable Conversion Date. Upon conversion of only a portion of this Note, the Company shall issue and deliver to such holder, at the expense of the Company, against receipt of the original Note delivered for partial cancellation, a new Note representing the unconverted portion of this Note so surrendered and Common Stock equal to the portion converted.

(k)      Regulatory Compliance.

     (i) The Company shall file, as soon as practicable, with the United States Securities and Exchange Commission ("SEC") and use its best efforts to cause it to be declared effective within one (1) year of the Issuance Date and remain effective until the earlier of the date on which all of the Note is sold or for the life of the Note (the "Effective Period"), a Form S-1 Registration Statement or other appropriate form of registration in order to register for resale and distribution under the Securities Act of 1933, as amended (the "Securities Act"), all shares of Common Stock of the Company issuable upon voluntary or mandatory conversion of the Note (the "Conversion Shares"). Such registration shall initially cover at least 150% of the shares issuable upon conversion of the Note into Common Stock and shall cover, to the extent allowed by applicable law, such additional indeterminate number of shares of Common Stock as are required to effect conversion of the Notes due to fluctuations in the price of the Company's Common Stock, in accordance with Rule 416 of the Securities Act. The Company shall prepare and file with the SEC such amendments and supplements necessary to keep such registration statement effective throughout the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the shares covered by such registration statement whenever the holder shall desire to sell or otherwise dispose of same.

     (ii) If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any government authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

     (iii) The shares of Common Stock issuable upon the election to convert shall be Rule 144 restricted shares (the "Restricted Securities"). After issuance, the Company agrees to use its best efforts to assist holder in registering the Restricted Securities or to register the Restricted Securities under the Act subject to the rules, regulations, and other provisions of said Act.

     (iii) In the event the holder elects to convert into ownership of shares of the Company's Common Stock, at the time of such conversation, the holder of such shares shall have the following piggyback rights:

     (A) At any time that the Company proposes to file a Company registration statement on Form S-1, including the pending Form S-1 registration filed on January 8, 1998, under the Act (the "Registrations Statement"), of any amendment to be filed thereof, the Company shall cause to be included in such registration statement any securities issued or subject to issuance in this transaction; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of holder's Restricted Securities, the Company may, at its election, give written notice of such determination to holder and, thereupon:

     (1) in the case of a determination not to register such other securities, shall be relieved of its obligation to register holder's Restricted Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and

     (2) in the case of a delay in registering, shall be permitted to delay registering holder's Restricted Securities for the same period as the delay in registering such other securities.

     (B) The Company's obligation to include Restricted Securities in a Company's Registration Statement pursuant to Section 4(k)(iii)(A) shall be subject to the following limitations:

     (1) The Company may elect, at its sole option and for any reason, not to register holder's Restricted Shares, provided however, that this right is limited to one (1) time and relative to one (1) particular Company Registration Statement.

     (2) The Company shall not be obligated to include any Restricted Securities in a registration statement filed on Form S-4, Form S-8 or such other similar successor forms then in effect under the Securities Act.

     (3) If a Company Registration Statement involves an underwritten offering and the managing underwriter advises the Company in writing that in its opinion, the number of securities requested to be included in such Company Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, the Company shall include in such Company Registration Statement the number of such securities which the Company is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

     (i) first, the securities proposed by the Company to be sold for it own account, and

     (ii) second, any Restricted Securities requested to be included in such registration and any other securities of the Company in accordance with the priorities, if and then existing among the holders of such securities pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

     (4) The Company shall not be obligated to include Restricted Securities in more than one (1) Company Registration Statement.

     (C) To the extent holder's Restricted Securities are intended to be included in a Company Registration Statement, holder may include any of its Restricted Securities in such Company Registration Statement pursuant to this Agreement only if holder furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Act or such other information as the Company may reasonably request for use in connection with the Company Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. Holder as to which the Company Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make all information previously furnished to the Company by holder not materially misleading.

     (l) Limitations on Amount of Conversion. Notwithstanding anything contained in this Note to the contrary, in no event shall any holder of Note be entitled or required to convert this Note in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the total outstanding shares of the Company's Common Stock immediately following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted portion of the Note beneficially owned by such holder and its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including without limitation any warrants) which are beneficially owned by the holder and its affiliates and which are subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Any holder of Note may waive the foregoing limitations set forth in this paragraph by providing the Company upon not less than 30 days with prior written notice (with such waiver taking effect only upon the expiration of such 30-day notice period).

5.       EVENTS OF DEFAULT.

     The occurrence and continuance of any one or more of the following events is herein referred to as an Event of Default:

(a) If the Company shall default in converting the applicable principal amount of this Note into Common Stock and delivering stock certificates in respect of such conversion within ten (10) Business Days from the Company's receipt of the applicable notice of conversion pursuant to the provisions hereof, whether on the Maturity Date or otherwise; or

(b) If the Company shall default in the payment of any installment of interest on this Note when payable in accordance with the terms thereof for more than ten
(10) calendar days after the same shall become due if the Payee has not elected to take such interest in Common Stock; and if the Payee has elected to take such interest in Common Stock, if the Company shall default in delivering stock certificates in respect of such election within ten (10) Business Days from the Company's receipt of the notice of such election; or

(c) If the Company shall not, at the time of receipt of a Conversion Notice hereunder, have a sufficient number of authorized and unissued shares of its Common Stock available for issuance to the holder of this Note upon conversion of all or any portion of this Note in accordance with the terms hereof, and such default shall not have been remedied within sixty (60) calendar days from the date of such Conversion Notice; or

(d) If the Company shall default in the performance of or compliance with any of its material covenants or agreements contained herein or any covenant contained in a certain warrant agreement between the Payee and the Company of even date and such default shall not have been remedied within thirty (30) calendar days after written notice thereof shall have been delivered to the Company by the holder of this Note in accordance with the notice provisions herein; or

(e) If any representation or warranty made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

(f) If the Company or any of its "Significant Subsidiaries" (as defined herein) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy or shall have an order for relief under the Bankruptcy Act granted against it or them, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company or any of its Significant Subsidiaries in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or any of its Significant Subsidiaries, or the Company or its directors shall take any action looking to the dissolution or liquidation of the Company or any of its Significant Subsidiaries. For purposes of this Section 5(f), the term Significant Subsidiary shall mean and include Bass American Petroleum Corp. and any other person, firm or corporation (i) more than 50% of the common stock or equity interests of which are owned of record by the Company or any Subsidiary of the Company, and
(ii) the net income before taxes or total assets of which represent more than 15% of the consolidated net income before taxes or consolidated assets of the Company and all of its Subsidiaries; or

(g) If, within sixty (60) days after the commencement of any proceeding against the Company or any Significant Subsidiary seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of the Company or any Significant Subsidiary, of any trustee, receiver or liquidator of the Company or any Significant Subsidiary or of all or any substantial part of the properties of the Company or any Significant Subsidiary, such appointment shall not have been vacated.

6.       REMEDIES ON DEFAULT; ACCELERATION.

     Upon the occurrence and during the continuance of an Event of Default, the entire unpaid balance of principal and accrued interest on this Note may be accelerated and declared to be immediately due and payable by the holder. Unless waived by the written consent of the holder, such holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. Upon the occurrence of an Event of Default, the Company agrees to pay to the holder of this Note such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees and expenses. No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers and remedies. No right, power or remedy conferred hereby upon the holder hereof shall be exclusive of any other right, power or remedy referred to herein nor now or hereafter available at law, in equity, by statute or otherwise.

7.       NOTICES.

All notices, requests, demands or other communications hereunder shall be in writing and personally addressed or sent by telecopier or by registered or certified mail, return receipt requested, postage pre-paid, addressed or telecopied as follows or to such other address or telecopier number of which notice has been given pursuant hereto:

         If to the Company:          Environmental Remediation Holding Corp.
                                     1686 General Mouton
                                     Lafayette, LA 70508
                                     Attn:  James Callender, President
                                     Telephone (318) 264-9657
                                     Fax (318) 264-9940922-4312; and

                                     Environmental Remediation Holding Corp.
                                     Attn:  Noreen Wilson, Vice President and
                                     Chief Financial Officer
                                     Telephone (561) 694-9425
                                     Fax (561) 624-1171
         with copy to:               Mintmire & Associates
                                     265 Sunrise Avenue, Suite 204
                                     Palm Beach, FL  33480
                                     Attn:  Donald F. Mintmire, Esq.
                                     Telephone (561) 832-5696
                                     Fax (561) 659-5371

                                     If to the Holder:  to such Holder at
                                     the address set forth on the records
                                     of the Company. In addition,  copies
                                     of  all   such   notices   or  other
                                     communications shall be concurrently
                                     delivered  by the person  giving the
                                     same to  each  person  who has  been
                                     identified  to the  Company  by such
                                     Holder as a person who is to receive
                                     copies of such notices.

8.       GOVERNING LAW.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to conflict of law principles.

9.       SUBORDINATION TO SENIOR DEBT.

(a) Payment of the principal of and interest on this Note is subordinated, to the extent and in the manner provided herein, to the prior payment of all indebtedness of the Company and/or all Subsidiaries of the Company, for money borrowed or other obligations which is now or may hereafter be owed (collectively, "Senior Debt") to any bank, commercial finance company, factor, insurance company or other institution the lending activities of which are regulated by law (individually, a "Senior Lender" and collectively, "Senior Lenders"), which may, hereafter on any one or more occasions provide financing to the Company or any of its Subsidiaries, secured by liens on any of the assets and properties of the Company and/or any of its Subsidiaries (individually and collectively, an "Institutional Borrower").

(b) Upon any payment or distribution of assets or securities of the Institutional Borrower, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Institutional Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable under Senior Debt shall first be paid in full in cash, or payment provided for in cash or cash equivalents, before the holder hereof shall be entitled to receive any payment on account of principal of or interest on this Note. Before any payment may be made by the Institutional Borrower of the principal of or interest on this Note upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Institutional Borrower of any kind of character, whether in cash, property or securities, to which the holder hereof would be entitled, except for the provisions of this Section 9, shall be made by the Institutional Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Debt or their representatives to the extent necessary to pay all such Senior Debt in full after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

(c) Upon the happening of any default in payment of the principal of or interest on any Senior Debt, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Institutional Borrower on account of the principal of or interest on this Note.

(d) Upon the happening of an event of default (other than under circumstances when the terms of Section 9(c) above are applicable) with respect to any Senior Debt pursuant to which the holder thereof is entitled under the terms of such Senior Debt to accelerate the maturity thereof, and upon written notice thereof given to each of the Institutional Borrower and the holder of this Note by such holder of Senior Debt ("Payment Notice"), then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no action shall or may be taken for collection of any amounts under this Note, and no direct or indirect payment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Institutional Borrower an account of the principal of or interest on this Note until such Senior Debt has been paid in full accordance with its terms.

     (e) In the event that, notwithstanding the provisions of this Section 9, any payment shall be made on account of the principal of or interest on this
Note in contravention of such provisions, then such payment shall be held for the benefit of, and shall be paid over and delivered to, the holders of such Senior Debt remaining unpaid to the extent necessary to pay in full in cash or cash equivalents the principal of and interest on such Senior Debt in accordance with its terms after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

(f)      Nothing contained in this Section 9 shall

     (i)  impair  the  conversion  rights of the holder  hereof  referred  to in
Section 4 above,

     (ii) impair, as between the Company and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder hereof principal and interest as the same shall become due and payable, or

     (iii) prevent the holder hereof from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the express limitations provided herein.

(g) Upon the occurrence of an Event of Default, if any Senior Debt shall then be outstanding, no acceleration of the maturity of this Note shall be effective until the earlier of (i) ten (10) days shall have passed following the date of delivery to the Institutional Borrower by a Senior Lender(s) of written notice of acceleration of any Senior Debt, or (ii) the maturity of any then outstanding Senior Debt shall have been accelerated by reason of a default hereon. The Company may pay the holder hereof any defaulted payment and all other amounts due following any such acceleration of the maturity of this Note if this Section 9 would not prohibit such payment to be made at that time.

(h) Upon payment in full of all Senior Debt, the Payee of this Note shall be subrogated to the rights of the holder or holders of Senior Debt to receive all payments or distributions applicable on such Senior Debt to the extent of the prior application thereto of moneys or other assets which would have been received in respect of this Note, but for these subordination provisions, until the principal of, and interest on, this Note shall have been paid in full.

     (i) The Payee, by accepting this Note

     (i) shall be bound by all of the foregoing subordination provisions;

     (ii) agrees expressly for the benefit of the present and future holders of Senior Debt that this Note is subject to the foregoing subordination provisions;

     (iii) authorizes such persons as shall be designated by all holders of Senior Debt at any given time, on his or its benefit to execute and deliver such agreements, assignments, proofs of claim and other documents appropriate to effectuate the foregoing subordination provisions; and

     (iv) hereby appoints the person so designated his or its attorney-in-fact for such purpose.

     (j) The foregoing subordination provisions shall be for the benefit of all holders of Senior Debt from time to time outstanding, and each of such holders may proceed to enforce such provisions either directly against the holder hereof or in any other manner provided by law.

10.    WAIVER OF STAY, EXTENSION OF USURY LAWS.

     The Company covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law or any usury laws or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the holder, but will permit execution of every such power as though no such law had been enacted.

11.    CHANGE OF CONTROL

     Upon the occurrence of a Change of Control (as defined herein), the Company shall make an offer to purchase the outstanding principal amount of the Note at a purchase price equal to the greater of : (i) 150% of the outstanding principal amount of the Note plus accrued but unpaid interest to the date of the purchase; or (ii) the Intrinsic Value of the Note (as defined herein) on the date the Change of Control occurs. For purposes of this Note, Change of Control shall mean (i) the purchase of a majority of the Company's Common Stock; (ii) a merger of the Company with another entity which results in the shareholders of the Company owning less that 50.01% of the restructured company; (iii) the removal of James Callender as President and Chief Executive Officer or Noreen Wilson as the Chief Financial Officer; or (iv) the sale of the Company to another entity. For purposes of this Note, Intrinsic Value shall mean the result of the following formula: (applicable Market Price less the maximum Conversion Price) multiplied by ((principal amount of the Note outstanding plus any and all accrued but unpaid interest plus fees, if any) divided by the maximum Conversion Price).

12.      PERMITTED PAYMENTS.

     Notwithstanding the provisions of Section 9 of this Note, and provided that no default or event of default (or event which, with the passage of time or giving of notice or both) has occurred, will occur as a result of the "Permitted Payment" (herein defined), or will occur with the passage of time or giving of notice or both, under any document or instrument evidencing such Senior Debt, the Company may pay to the Payee, and the Payee may accept from the Company, the principal payments of, and/or interest payments on, the outstanding principal amount of this Note when due on an unaccelerated basis (herein, "Permitted Payments"); it being understood and agreed by the Payee by accepting this Note that neither:

(a)    the payment terms set forth in Section l of this Note;

(b)    the subordination provisions contained in Section 9 of this Note, nor

(c)    the provisions of this Section 12 of this Note,

may be modified or amended without the prior written consent of each and every holder of Senior Debt.

13.    SUCCESSORS AND ASSIGNS.

This Note shall be binding upon and inure to the benefit of the Company and the holder hereof and their respective successors and permitted assigns; provided, however, that the Company may not transfer or assign any of its rights or obligations hereunder without the prior written consent of the holder hereof; and provided, further, that transfer or assignment by the holder is in accordance with the rules governing Restricted Securities.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officers as of the date first set forth above.



                                    ENVIRONMENTAL REMEDIATION HOLDING CORP.


                                    By:  ______________________________________
                                          Noreen G. Wilson , Vice President and
                                                     Chief Financial Officer


Attest:  ___________________________________